Exhibit 99.1

The following unaudited Pro Forma Statements have been derived from the unaudited financial statements of Flexxtech Corporation (A) for the year ended December 31, 1999 and the audited financial statements of Primavera, Inc. (B) for the period from inception (April 26, 2000) thru June 30, 2000.
The unaudited Pro Forma Statements of Operations and financial conditions reflects the acquisition by a A (a reporting company) of B (a previously non public company) in an acquisition using purchase method of accounting and assumes that such acquisition was consummated as of January 1, 2000
The unaudited Pro Forma Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A & the Financial Statements of B and the Notes to the financial statements. The Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if the acquisition of B had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable


                      PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                 (UNAUDITED)

                                    Flexxtech     Primavera   Acquisition   Pro Forma     Pro Forma
                                   (Historical)  (Historical) of Primavera  Adjustment    Combined
                                   ------------- ------------ ------------- ------------- -------------
Sales                              $    108,496    1,130,549  $       0.00  $       0.00  $  1,239,045

Cost of Sales                            71,448      920,149          0.00          0.00       991,597
                                   ------------- ------------ ------------- ------------- -------------

  Gross profit                           37,048      210,400          0.00          0.00       247,448

Operating expenses                     (106,049)    (101,003)         0.00          0.00      (207,052)
                                   ------------- ------------ ------------- ------------- -------------

Loss from operations                    (69,001)     109,397          0.00          0.00        40,396

Other Income (expense)                        0     (360,719)                                 (360,719)
                                   ------------- ------------ ------------- ------------- -------------
                                        (69,001)    (251,322)         0.00          0.00      (320,323)

Provision for taxes                         800         0.00          0.00          0.00           800
                                   ------------- ------------ ------------- ------------- -------------

NET INCOME (LOSS)                  $    (69,801)    (251,322) $       0.00  $       0.00  $   (321,123)
                                   ============= ============ ============= ============= =============
OTHER COMPREHENSIVE INCOME
  Unrealized gains(loss) on
   investments arising during
   the period                          (154,000)        0.00          0.00          0.00      (154,000)
                                   ------------- ------------ ------------- ------------- -------------
COMPREHENSIVE INCOME               $   (223,801)    (251,322) $       0.00  $       0.00  $   (475,123)
                                   ============= ============ ============= ============= =============
EARNINGS PER SHARE

   Weighted -average number of
   shares outstanding                                                                        2,110,915
                                                                                          =============

   Loss per share                                                                         $      (0.15)
                                                                                          =============

NOTES:

(1)  Earnings per share data shown above are applicable for both primary and fully diluted.

(2)  Weighted-average number of shares outstanding for the combined entity includes all shares issued as of June 30, 2000 as if outstanding as of the beginning of the period plus 130,000 shares issued in acquisition of Primavera

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
                 PRO FORMA STATEMENT OF FINANCIAL CONDITIONS
                             AS OF JUNE 30, 2000
                                 (UNAUDITED)

                                    Flexxtech     Primavera   Acquisition   Pro Forma     Pro Forma
                                   (Historical)  (Historical) of Primavera  Adjustment    Combined
                                   ------------- ------------ ------------- ------------- -------------
       ASSETS

Current Assets
  Cash                             $    166,411  $    70,273  $       0.00  $       0.00  $    236,684
  Accounts Receivable                    78,105    1,618,326          0.00          0.00     1,696,431
  Inventory                              75,740      811,497          0.00          0.00       887,237
  Investments in Stock available
   for sale                           1,151,000         0.00          0.00          0.00     1,151,000
  Investment in Primavera                  0.00         0.00(1)  1,575,000(2) (1,575,000)         0.00
  Deposits & other assets                 7,550       12,863          0.00          0.00        20,413
                                   ------------- ------------ ------------- ------------- -------------
                                      1,478,805    2,512,959     1,575,000    (1,575,000)    3,991,764

Property & Equipment                    135,114    1,514,358          0.00          0.00     1,649,472

Goodwill                                531,243         0.00          0.00(2)    250,122       781,365
                                   ------------- ------------ ------------- ------------- -------------

TOTAL ASSETS                       $  2,145,162  $ 4,027,317  $  1,575,000  $ (1,324,878) $  6,422,601
                                   ============= ============ ============= ============= =============

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
  Bank Overdraft                   $       0.00  $   139,598  $       0.00  $       0.00  $    139,598
  Accounts Payable                      102,689    1,548,597          0.00          0.00     1,651,286
  Accrued Expenses                       19,839       46,921          0.00          0.00        66,760
  Loans Payable -current                 16,788    2,465,750          0.00          0.00     2,482,538
  Capital lease obligations-current        0.00       32,159          0.00          0.00        32,159
  Loans from stockholders                  0.00       20,800          0.00          0.00        20,800
  Customers deposits                      7,374         0.00          0.00          0.00         7,374
  Defered Tax liability                  10,559         0.00          0.00          0.00        10,559
                                   ------------- ------------ ------------- ------------- -------------
                                        157,249    4,253,825          0.00          0.00     4,411,074
                                   ------------- ------------ ------------- ------------- -------------
Long term liabilities
  Vehicle - Mardock                      25,162         0.00          0.00          0.00        25,162
  Payable to Haledane, Ltd.             100,000         0.00          0.00          0.00       100,000
  Capital lease obligation                 0.00       23,614          0.00          0.00        23,614
  Payable to Primavera                     0.00         0.00(1)  1,250,000(2) (1,250,000)         0.00
                                   ------------- ------------ ------------- ------------- -------------
                                        125,162       23,614     1,250,000    (1,250,000)      148,776
                                   ------------- ------------ ------------- ------------- -------------

    Total liabilities                   282,412    4,277,439     1,250,000    (1,250,000)    4,559,851
                                   ------------- ------------ ------------- ------------- -------------
Stockholders' equity;

  Common stock                            6,432        1,200(1)        130(2)     (1,200)        6,432

  Common stock                                                                      (130)(1)

  Additional paid-in capital          2,088,434         0.00(1)    324,870(2)   (324,870)    2,088,434

  Retained earnings (deficit)           (78,116)    (251,322)         0.00(2)    251,322       (78,116)

  Accumulated other comprehensive
   income:
     Unrealized loss on securities
      available for sale               (154,000)        0.00          0.00          0.00      (154,000)
                                   ------------- ------------ ------------- ------------- -------------

     Total stockholders' equity       1,862,750     (250,122)      325,000       (74,878)    1,862,750
                                   ------------- ------------ ------------- ------------- -------------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY             $  2,145,162  $ 4,027,317  $  1,575,000  $ (1,324,878) $  6,422,601
                                   ============= ============ ============= ============= =============


NOTES;

(1) Acquisition of Primavera by issuance of a note for $1,250,000 and issuance of 130,000 common shares of .001 par value at $2.50 per share (total $325,000).

(2) Elimination of investment in subsidiary upon consolidation and recording of Goodwill of $250,122 representing net value of Primavera at acquisition date. The shares and notes payable issued in acquisition stayed within the consolidated group and therefor do not impact the goodwill calculation.

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